PREFERRED ADVISOR
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
KMA Variable Account
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED MAY 26, 2005
TO
PROSPECTUS DATED APRIL 29, 2005

This supplement relates to those K-100 Qualified Contracts (Form #VA-1-81) issued before May 1, 1986 pursuant to Section 457 of the Internal Revenue Code.

On or about June 10, 2005, the Evergreen Blue Chip Fund - A (the "Fund") will be liquidated. Effective immediately, the Fund is no longer available for investment. If you currently invest in the Fund, you may transfer your investment to any of other investment options currently available under your Contract, and the transfer will not count against any of the limitations allowed annually under your Contract. If you do not transfer out of the Fund by the liquidation date, your investment in the Fund will automatically be transferred to the Evergreen Money Market Fund - A. The current investment options available under your Contract are:
Fund	Investment Objective

Evergreen Money Market Fund - A

The Fund seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund invests principally in money market securities including short-term corporate debt obligations, certificates of deposit and bankers' acceptances, commercial paper, municipal securities and repurchase agreements determined to present minimal credit risk. In addition, the Fund may invest in U.S. Treasury obligations and short-term securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest up to 30% of its assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. The Fund may also invest in bank obligations.

Evergreen Diversified Bond Fund - A

The Fund seeks maximum income without undue risk of principal. The Fund normally invests at least 80% of its assets in bonds and other debt obligations. The Fund invests in debt instruments that are normally characterized by high returns and moderate price fluctuations. At least 65% of such debt instruments, which include both secured and unsecured debt obligations, will be investment grade at the time of purchase. While the Fund's primary objective is income, the portfolio managers give careful consideration to: (i) maintaining security of principal, (ii) liquidity and (iii) diversification of securities in the portfolio. The Fund seeks to enhance total return by investing a portion of its assets in below investment grade bond risk with credit ratings in the lower or below-investment grade categories of a nationally recognized statistical organization or in securities that are unrated but determined to be of comparable quality by the portfolio managers. The Fund's investments in below investment grade bonds will not exceed 35% of its assets. The Fund may invest up to 50% of its assets in foreign securities.

Fund	Investment Objective

Evergreen High Income Bond Fund - A

The investment objective of the Fund is high income. The Fund normally invests at least 80% of its assets in below investment grade bonds, debentures and other income obligations, but may purchase securities of any rating. In addition, the Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities, but may not be as attractive to as many buyers. The high income sought by the Fund is ordinarily associated with below investment grade bonds and similar securities in the lower rating categories of a nationally recognized statistical ratings organization or with securities that are unrated. While growth of capital is not an investment goal, the Fund may purchase securities that offer the possibility of capital growth in addition to income, provided the acquisition of such securities does not conflict with the Fund's investment goal of high income. The Fund may invest up to 50% of its assets in foreign securities.

Evergreen Mid Cap Growth Fund - A

The Fund seeks long-term capital growth. The Fund normally invests at least 80% of its assets in common stocks of U.S. companies with medium market capitalizations (i.e., companies whose market capitalizations fall within the range of market capitalizations of the constituent companies in the Russell Midcap® index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization within the range of the Russell Midcap® Index. As of its last reconstitution on June 30, 2003, the Russell Midcap® Index had a market capitalization of $462.4 million to $10.8 billion. The Fund may also invest up to 20% of its assets in corporate securities without regard to the market capitalization of the issuer, including (1) common stocks of companies with large and small market capitalizations, (2) securities convertible into common stocks, and (3) rights or warrants to purchase common stocks. The Fund's stock selection is based on a growth-style of investing which emphasizes investments in companies the Fund's portfolio managers believe have anticipated above-average earnings growth potential. While income is not a goal of the Fund, securities with strong income potential may be included in the portfolio as long as they do not conflict with the Fund's goal of long-term capital growth. The Fund may also invest up to 20% of its assets in foreign securities.